UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2016

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On May 26, 2016, Vanguard Natural Resources, LLC (the “Company”), through its wholly-owned subsidiary, Vanguard Natural Gas, LLC, entered into the Tenth Amendment to Third Amended and Restated Credit Agreement (the “Tenth Amendment”) , among the Company, Citibank, N.A., as administrative agent, and the lenders party thereto, which amends the Company’s Third Amended and Restated Credit Agreement, dated September 30, 2011 and was amended by the First Amendment, dated November 30, 2011, the Second Amendment, dated June 29, 2012, the Third Amendment, dated December 31, 2012, the Fourth Amendment, dated April 16, 2013, the Fifth Amendment, dated November 5, 2013, the Sixth Amendment, dated April 30, 2014, the Seventh Amendment, dated October 30, 2014, the Eighth Amendment, dated June 3, 2015 and the Ninth Amendment, dated November 6, 2015 (as amended, the “Credit Facility”).

The Tenth Amendment, effective as of May 26, 2016, decreased the Company’s borrowing base from $1.8 billion to $1.325 billion. The Tenth Amendment also includes, among other provisions, a one-time current ratio waiver for the second quarter of 2016, an increase in the mortgage requirement from 80% to 95% and an additional Event of Default clause. An Event of Default would occur should the Company make any payment of principal, accrued interest or fees to any Senior Notes or Second Lien Debt on or after September 15, 2016 if the Company’s pro forma liquidity after giving pro forma effect to such payment is less than $50 million.

The foregoing description of the Tenth Amendment does not purport to be complete and is qualified in its entirety by reference to the Tenth Amendment, a copy of which is attached hereto as exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 26, 2016, the Company issued a press release announcing the amendment to the Credit Facility and the results of the borrowing base redetermination, a copy of which is being furnished as an exhibit to this report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Tenth Amendment, dated May 26, 2016, to Third Amended and Restated Credit Agreement, by and between Vanguard Natural Gas, LLC, Citibank, N.A., as administrative agent and the lenders party hereto
Exhibit 99.1	Press Release dated May 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
May 27, 2016		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Tenth Amendment, dated May 26, 2016, to Third Amended and Restated Credit Agreement, by and between Vanguard Natural Gas, LLC, Citibank, N.A., as administrative agent and the lenders party hereto
Exhibit 99.1	Press Release dated May 26, 2016.